CAPITAL LEASE OBLIGATIONS	12 Months Ended
Dec. 31, 2011
CAPITAL LEASE OBLIGATIONS
14.	CAPITAL LEASE OBLIGATIONS

During 2011, we entered into two leases that were accounted for as capital leases. As of December 31, 2011, future minimum lease payments under capital leases together with the present value of the net minimum lease payments were as follows (all amounts in thousands):

Year Ending December 31,
2012	$63
2013	17
2014	17
2015	—
2016	—
Thereafter	—
Total minimum lease payments	97
Less: estimated executory costs included in total minimum lease payments	(5)
Net minimum lease payments	92
Less: amount representing interest	(19)
Present value of net minimum lease payments	$73

Of the $73,000 capital lease obligation, $43,000 is expected to be repaid before December 31, 2012.